                                                               EX.-99.906CERT(i)

                                 CERTIFICATIONS

I, Albert P. Viragh, Jr., President of Rydex ETF Trust (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: July 7, 2003


                                               /s/ Albert P. Viragh, Jr
                                               -------------------------------
                                               Albert P. Viragh, Jr.,
                                               President

                                                             EX.-99.906CERT9(ii)

                                 CERTIFICATIONS

I, Carl Verboncoeur, Vice President & Treasurer of Rydex ETF Trust (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: July 7, 2003


                                               /s/ Carl Verboncoeur
                                               ---------------------------
                                               Carl Verboncoeur,
                                               Vice President & Treasurer